Virtus KAR Small-Cap Growth Series

a series of Virtus Variable Insurance Trust

Supplement dated October 22, 2020 to the Statutory Prospectus dated April 30, 2020

This supplement adds disclosure that was inadvertently omitted from the statutory prospectus of Virtus KAR Small-Cap Growth Series (“the Fund”). The following information was correctly disclosed in the summary prospectuses for the Fund.

Important Notice to Investors

The following disclosure will be added under “Purchase and Sale of Series Shares” in the summary section of the Series’ statutory prospectus:

IMPORTANT NOTE: Virtus KAR Small-Cap Growth Series is not available to new insurance companies. Only insurance companies that have existing participation agreements to purchase the fund (effective prior to September 28, 2018) may continue to offer shares of the fund under variable accumulation annuity contracts and/or variable universal life insurance policies.

Investors should retain this supplement for future reference.

VVIT 8505/SCGS Correction (10/2020)